SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 7, 2004
                         CITADEL SECURITY SOFTWARE INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    DELAWARE                          000-33491                  75-2873882

   (STATE OR OTHER            (COMMISSION FILE NUMBER)           (IRS EMPLOYER
   JURISDICTION OF                                               IDENTIFICATION
   INCORPORATION)                                                NUMBER)

           8750 N. CENTRAL EXPRESSWAY, SUITE 100, DALLAS, TEXAS 75231

               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (214) 520-9292


ITEM 7. Financial Statements and Exhibits

      (c)  Exhibits

            99.1         Press  Release issued by Citadel Security Software Inc.
                         on July 7, 2004 announcing revenue for the second quarter of 2004 and revenue guidance for 2004

ITEM 12.  Results of Operations and Financial Condition

On July 7, 2004 the Company issued a press release, attached as Exhibit 99.1, setting forth that Citadel Security Software Inc. expects $3.4 million in revenue for the second quarter of 2004 and reconfirms the range or $18.5 million to $21 million in revenue for the full year ending December 31, 2004.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Citadel Security Software Inc.
(Registrant)


By:  /s/  RICHARD CONNELLY
     ---------------------
          Richard Connelly
          Chief Financial Officer

Dated as of July 7, 2004